Other payables and accruals	12 Months Ended
Dec. 31, 2017
Other payables and accruals
Other payables and accruals
18.	Other payables and accruals

Components of other payables and accruals as of December 31, 2016 and 2017 are as follows:

	2016	2017
	RMB	RMB

Accrued payroll	196,693	251,651
Accrued expenses	49,304	150,835
Advances from customers	786,078	1,182,840
Other payables	195,632	488,428
Other tax payables	281,220	296,336
Deferred revenue	37,956	81,629
Interest payable	50,210	96,502

	1,597,093	2,548,221

The above balances are non-interest-bearing and are normally settled under the terms of 120 to 150 days. Included in advances from customers, are amounts received from dealer subscriptions and listing customers prior to revenue recognition amounting to RMB669.7 million and RMB898.7 million, and from leasing customers prior to revenue recognition amounting to RMB59.9 million and RMB240.6 million as of December 31, 2016 and 2017, respectively.